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/ /                                                                         / /

                              ATLAS ASSETS, INC.
                           A MARYLAND CORPORATION

                                                                SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS


THIS CERTIFIES that


is the registered holder of
shares of Atlas Assets, Inc., a Maryland corporation (the "Corporation") of the series identified above transferable only on the books of the Corporation by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Corporation will furnish a full statement of the required information concerning preferences, limitations, and rights to any stockholder on request and without charge. This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and the Corporation's seal to be hereunder affixed.
Dated:



/S/Marion O. Sandler
   CHAIRMAN

/S/Steven J. Gray
   SECRETARY



                                     [SEAL]

COUNTERSIGNED:
    NATIONAL FINANCIAL DATA SERVICES
          SERVICING AGENT FOR
   STATE STREET BANK AND TRUST COMPANY
          P.O. BOX 419056
    KANSAS CITY, MISSOURI, 64141-6056



BY______________________________________
                    AUTHORIZED SIGNATURE

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                               ATLAS ASSETS, INC.
                            A MARYLAND CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common           UNIF GIFT MIN ACT -- __________ Custodian  ___________
                                                                      (Cust)                (Minor)
     TEN ENT -- as tenants by the entireties
     JT TEN --  as joint tenants with right                         under Uniform Gifts to Minors Act
                of survivorship and not as                           _________________________________
                tenants in common                                              (State)

  Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _______________ IF WE HEREBY SELL, ASSIGN AND TRANSFER UNTO

      PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

     ----------------------------------------

______________________________________________________________________________
          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

___________________________________________________________(__________) SHARES
OF CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED, ____________________________    SIGNATURE(S) ____________________________

SIGNATURE(S) GUARANTEED BY:____________________________________________________

(THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER).

This certificate is transferable or redeemable at the offices of National Financial Data Services, Servicing Agent for State Street Bank and Trust Company, Transfer Agent, P.O. Box 419056, Kansas City, MO 64141-6056


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         PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

CERTIFICATE NO.                                      SHARES

ACCOUNT NO.           ALPHA CODE           DEALER NO.           CONFIRM NO.

TRADE DATE                                 CONFIRM DATE         BATCH I.D. NO.

CHANGE NOTICE IF THE ABOVE INFORMATION IS INCORRECT OR MISSING.
PLEASE PRINT THE CORRECT INFORMATION BELOW, AND RETURN TO:
             ATLAS ASSETS, INC.
             C/O NATIONAL FINANCIAL DATA SERVICES
             P.O. BOX 419056
             KANSAS CITY, MO 64141-6056

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

IDENT. OR SOC. SEC. NO.________________________________________________________